STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (the "Agreement") dated as of February 4, 2005 is by and among Kings Road Entertainment, Inc., a Delaware corporation (the "Company"), and Geraldine Blecker, the People Helpers Inc., and International Solutions Business Consulting GmbH (individually a "Purchaser" and collectively the "Purchasers").

                                    RECITALS

     A. Whereas, the Company wishes to obtain equity financing through the issuance and sale of shares of the common stock of the Company (the "Common Stock").

     B. Whereas, the Purchasers are willing on the terms and conditions set forth in this Agreement to purchase $150,000 of common stock, at a purchase price of $0.10 per share, which price represents the closing price of the Company's common stock as quoted on the Pink Sheets as of the date of this Agreement.

                                    AGREEMENT

     NOW, THEREFORE, based upon the foregoing and the mutual covenants and agreements herein contained, and for other good and sufficient consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I.

                                  DEFINED TERMS

     1.1 Defined Terms. When used in this Agreement, the following terms shall have the following meanings:

          "Affiliate" means, with respect to any specified Person, any other Person which, directly or indirectly, controls, is under common control with, or is owned or controlled by, such specified Person. For purposes of this definition, (i) "control" means, with respect to any specified Person, either (x) the beneficial ownership of 10% percent or more of any class of equity securities or (y) the power to direct the management and policies of the specified Person through the ownership of voting securities or other equity interests, by contract or otherwise, (ii) the terms "controlling", "control with" and "controlled by", etc. shall have meanings correlative to the foregoing, (iii) the officers, directors and shareholders of the Company shall be deemed to be Affiliates of the Company and (iv) with respect to any Purchaser, any investment manager (or similar Person) having voting or disposition power over the Common Stock of such Purchaser shall be deemed to be an Affiliate of such Purchaser.

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          Purchaser, Geraldine Blecker is currently the Chief Executive Officer,
     Secretary and a director of the Company and is and will therefore be considered an "Affiliate" of the Company, as that term is defined in Rule 144 of the Securities Act of 1933 (the "Act"). Geraldine Blecker is also the beneficial and owner of record of 500,000 restricted shares of common stock of the Company

          International Solutions Business Consulting GmbH ("ISBC"), is a German limited liability company of which Philip M. Holmes, who is currently a director of the Company, is the sole Managing Director and therefore ISBC is and will be considered an "Affiliate" of the Company, as that term is defined in Rule 144 of the Securities Act of 1933 (the "Act"). Philip M. Holmes is currently the beneficial and owner of record of 100,000 restricted shares of common stock of the Company.

          "Agreement" shall mean this Stock Purchase Agreement, as it may be amended or otherwise modified from time to time.

          "By-laws" means the by-laws of the Company.

          "Certificate of Incorporation" means the Certificate of Incorporation, as amended, of the Company.

          "Commitment" means, as to any Purchaser, the obligation of such Purchaser to purchase the Common Stock pursuant to Section 2.1 hereof.

          "Common Stock" means the Common Stock, $0.01 par value of the Company.

          "Event of Noncompliance" means any material breach or default by the Company of its obligations hereunder (including pursuant to Article VI hereof) or under any other Related Document.

          "Interest" means any equity ownership of any kind in any Person, whether represented by common stock, preferred stock, securities convertible into or exercisable for the purchase or other acquisition of common stock (including convertible debentures, warrants and options), trust certificates or general or limited partnership interests.

          "Investments" means, as to any Person, (i) any direct or indirect purchase or other acquisition by such Person of any notes, obligations, instruments, stock, securities or Interests of any other Person and (ii) any contribution by such Person to any other Person.

          "Material Adverse Change" means, as to any Person, any material adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of such Person and its Subsidiaries, taken as a whole.

          "Material Adverse Effect" means, as to any Person, a material adverse effect on the business, condition (financial or otherwise), operations, performance, properties or prospects of such Person and its Subsidiaries, taken as a whole.

          "Person" means any individual, corporation, general or limited partnership, joint venture, association, limited liability company, joint stock company, trust, business trust, bank, trust company, estate (including any beneficiaries thereof), unincorporated organization, cooperative, association or government branch, agency or political subdivision thereof.

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          "Purchaser" has the meaning set forth in the preamble of this
     Agreement, and shall include any Person which becomes a "Purchaser" after the Closing Date pursuant to Section 2.2 and any partner of a Purchaser who receives shares of Common Stock pursuant to a distribution from or a liquidation of such Purchaser. For purposes of this Agreement and each Related Document, the Company and each Purchaser hereby agree that all holdings of Common Stock by Persons who are Affiliates of each other shall be aggregated for purposes of meeting any threshold tests (for voting purposes or otherwise) under this Agreement and the Related Documents.

          "Related Documents" means the Registration Rights Agreement and any other the agreement, instrument or document executed by the parties pursuant to the terms of this Agreement.

          "Restricted Securities" means the Common Stock. The Restricted Securities, shall cease to be Restricted Securities when they have (a) been effectively registered under the 33 Act and disposed of in accordance with the registration statement covering them, (b) become eligible for sale pursuant to Rule 144 (or any similar provision then in force) under the 33 Act or (c) been otherwise transferred and new certificates shall have been issued for them not bearing the 33 Act legend. Whenever the securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing a restrictive legend.

          "SEC" means the United States Securities and Exchange Commission.

          "Subsidiary" or "Subsidiaries" of any Person means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person.

          "Transfer Agent" means the transfer agent of the Company or such other person who is then serving as the transfer agent for the Company in respect of the Common Stock.

          "33 Act" means the Securities Act of 1933, as amended, and the rules and regulations issued in respect thereto.

          "34 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations issued in respect thereto.

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                                   ARTICLE II

                             PURCHASE AND SALE TERMS

     2.1 Purchase and Sale. Subject to the terms of this Agreement, the Company shall authorize issue and sell to each Purchaser, and each Purchaser shall purchase from the Company at the Closing, the total number of shares of Common Stock for $0.10 per share, for the aggregate purchase price set forth opposite such Purchaser's name on Schedule I hereto.

     2.2 The Closing. The closing of the purchase and sale of the Common Stock (the "Closing") shall take place at the offices of the Company's counsel, Wenthur & Chachas, LLP, located at 4180 La Jolla Village Drive, Suite 500, La Jolla, California 92037, on or before February 11, 2005, or at such earlier time as shall be agreed upon by the Company and a majority in interest of the Purchasers, may designate (the "Closing Date"). All proceeding to be taken and all documents to be executed and delivered by the parties at the Closing shall be deemed to have been taken and executed simultaneously and no proceeding shall be deemed taken or any documents executed or delivered until all have been taken and delivered.

     2.3 Payment and Delivery. The amount of the purchase price for each Purchaser to be paid on the Closing Date shall be as set forth opposite such Purchaser's name on Schedule I hereto. At the time of the Closing, each Purchaser shall pay the purchase price of the Common Stock purchased by it in full, in cash, by wire transfer of immediately available funds to an account which the Company shall designate in writing not less than two days prior to Closing Date. Within five business days of delivery of funds by each Purchaser on the Closing Date, the Company shall deliver to each Purchaser stock certificates evidencing the total amount of Common Stock to be purchased by it hereunder, registered in the name of such Purchaser or its nominee. The stock certificate representing the Common Stock shall bear the restrictive legend set forth in Section 5.3 hereof.

     2.4 Restricted Securities. The shares of Common Stock sold pursuant to this Agreement shall be Restricted Securities and shall be issued pursuant an exemption from registration provided under Section 4(2) and 4(6) of the 33 Act, as amended.

     2.5. Use of Proceeds. The Company shall use the net cash proceeds of its sale of the Common Stock solely for (i) obtaining D & O insurance; (ii) payment of the existing and ongoing obligations to its professional service providers and vendors (iii) expenses associated with the Annual Meeting of Shareholders;
(iv) expenses associated with the Company's maintaining compliance with its SEC reporting obligations; and (v) the Company's ongoing working capital purpose, in its ordinary course of business.

                                  ARTICLE III.

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     As an inducement to Purchaser to enter into this Agreement, the Company hereby represents and warrants that:

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     3.1 Organization and Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing could not reasonably be expected to have a material adverse effect on the Company. The Company has all requisite corporate power and authority to own and operate its properties, to carry on its businesses as they are now conducted and to consummate the transactions contemplated by this Agreement.

     3.2 Capital Stock and Related Matters. The authorized capital stock of the Company consists of 12,000,000 shares of Common Stock, $0.01 par value per share of which 5,457,756 shares are issued and outstanding. All of the outstanding shares of the Common Stock, including the Common Stock upon payment of the agreed consideration therefore, will be validly issued, fully paid and non-assessable as of the Closing Date.

     3.3 Options, Preemptive or Other Rights. No shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, (i) there are no outstanding debt securities, (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, (iii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 33 Act (except the Registration Rights Agreement), (iv) there are no outstanding securities or instruments of the Company or any of its subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to redeem a security of the Company or any of its subsidiaries, (v) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the securities as described in this Agreement and (vi) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement.

     3.4 Authorization; No Breach. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action of the Company. This Agreement constitutes a valid and binding obligation of the Company enforceable in accordance with its terms. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby and thereby do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's capital stock or assets pursuant to, (iv) give any third party the right to accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to, the Company's Certificate of Incorporation or By-laws, or any law, statute, rule or regulation to which the Company is subject, or any agreement, instrument, order, judgment or decree to which the Company is subject.

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         3.5 SEC Reports. The Company is a reporting corporation and is presently subject to the reporting requirements as provided by Section 13 and 15(d) of the 34 Act. The common stock of the Company is presently quoted on the Pink Sheets under the symbol "KREN." To the best of the Company's knowledge, the Company has filed all required reports, schedules, statements and other documents required to be filed by it (collectively, including all exhibits thereto the "Company SEC Reports"). To the best of the Company's knowledge, none of the Company SEC Reports, as of their respective dates (and, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), contained or will contain any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. To the best of the Company's knowledge each of the financial statements (including the related notes) included in the Company SEC Reports presents fairly, in all material respects, the consolidated financial position and consolidated results of operations and cash flows of the Company and its consolidated Subsidiaries as of the respective dates or for the respective periods set forth therein, all in conformity with United States generally accepted accounting principles ("GAAP") consistently applied during the periods involved except as otherwise noted therein, and subject, in the case of the unaudited interim financial statements, to the absence of notes and normal year-end adjustments that have not been and are not expected to be material in amount. To the best of the Company's knowledge all of such Company SEC Reports, as of their respective dates (and as of the date of any amendment to the respective the Company SEC Report), complied as to form in all material respects with the applicable requirements of the 33 Act and the 34 Act and the rules and regulations promulgated thereunder. Each Subsidiary of the Company is treated as a consolidated Subsidiary of the Company in the financial reports of the Company included in the Company SEC Reports.

     3.6 No Adverse Changes. As of the Closing Date, other than as described in this Agreement or the Company SEC Reports, there will not have occurred since the date of filing of the Quarterly Report for the period ended October 31, 2004 any one or more changes or events which in the aggregate would have a materially adverse effect upon the financial condition or operations of the Company and its subsidiaries taken as a whole, excluding for the purposes hereof, any general economic or competitive conditions.

     3.7 Tax Matters. The Company has filed all Federal, state and other, and to the best of its knowledge all foreign, tax returns and reports required to be filed by it and such returns are complete; no extensions of time to file any returns and reports are in effect, and the Company has paid all taxes shown on such returns including all deficiency assessments, if any; to the extent tax liabilities have accrued but have not become payable, they have been adequately reflected as liabilities on the books of the Company. The Federal tax returns of the Company are not currently under examination by the Internal Revenue Service. No issue has been raised in any prior examination which, by application of similar principles, can reasonably be expected to result in assertion of a deficiency for any year not examined nor is the Company aware of any fact which would constitute the grounds for the assessment of any further tax liability with respect to any such year.

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     3.8 Litigation. Except as described in the Company's SEC Reports, as amended, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company, the Common Stock or any of the Company's Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such, which could reasonably be expected to have a Material Adverse Effect.

     3.9 No General Solicitation. Neither the Company, nor any of its officers or directors, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 33 Act) in connection with the offer or sale of the securities as described herein.

     3.10 Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted, none of the Company's material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights have expired or terminated, or, by the terms and conditions thereof, could expire or terminate within two years from the date of this Agreement. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of any material trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and, there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its Subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement, which could reasonably be expected to have a Material Adverse Effect.

     3.11 Title. To the best of the Company's knowledge it has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which are material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

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
     3.12 Transactions with Affiliates. To the best of the Company's knowledge, except (i) for the purchase of shares of the Company's common stock by Geraldine Blecker, an officer, director and shareholder of the Company and by ISBC, of which Philip M. Holmes, who is currently a director and shareholder of the Company, is the sole Managing Director, as contemplated by this Agreement, (ii) the recent conversion to common stock of certain obligations of the Company to certain service providers and for unpaid deferred and accrued salaries, bonuses or incentive payments to certain officers and directors as set forth in Section
6.2 below, and (iii) as set forth in the Company's SEC Reports, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has an interest or is an officer, director, trustee or partner.

     3.13 Disclosure. The Company has fully provided each Purchaser with all the information that such Purchaser has requested for deciding whether to purchase the Shares. To the Company's knowledge, no document, information or certificates made or delivered in connection with this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

     3.14 Foreign Corrupt Practices. To the best of managements' knowledge, neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

     3.15 (Intentionally Deleter)


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                                   ARTICLE IV.

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

     Each of the Purchasers severally (and not jointly) represents and warrants to the Company, at and as of the Closing Date, as follows:

     4.1 Power and Authority. Such Purchaser has full power and authority and, if not an individual Purchaser, has taken all required corporate (or trust or partnership, as the case may be) and other action necessary to permit it to execute and deliver this Agreement, the Related Documents and each other document or instrument related hereto or thereto, and to carry out the terms hereof and thereof. None of the foregoing actions will (i) violate any provision of such Purchaser's by-laws, charter or other similar organizational documents, if applicable, (ii) result in the breach of or constitute a default under any contract, agreement or instrument to which such Purchaser is a party or by which it is bound or (iii) violate any order, writ, judgment, injunction, decree, statute, rule or regulation of any court, tribunal or governmental entity or authority applicable to or bearing upon such Purchaser or any of its assets or business except, as to (iii) above, as would not have a Material Adverse Effect.

     4.2 Enforceability, etc. This Agreement and each of the Related Documents has been duly executed and delivered by the Purchaser and, assuming that this Agreement and each of the Related Documents are duly executed and delivered by, and are within the power and authority of the Company, constitutes the legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether considered in a proceeding in equity or at law).

     4.3 Affiliate Purchase by Geraldine Blecker. As set forth above, Purchaser, Geraldine Blecker is currently the CEO, Secretary and a director of the Company and is and will therefore be considered an "Affiliate" of the Company, as that term is defined in Rule 144 of the Securities Act of 1933 (the "Act"). Geraldine Blecker is also the beneficial and owner of record of 100,000 restricted shares of common stock of the Company.

     4.4. Affiliate Purchase by ISBC. As set above, Purchaser, ISBC, is a German limited liability company of which Philip M. Holmes, who is currently a director of the Company, is the sole Managing Director, and therefore ISBC is and will be considered an "Affiliate" of the Company, as that term is defined in Rule 144 of the Securities Act of 1933 (the "Act"). Philip M. Holmes is currently the beneficial and owner of record of 100,000 restricted shares of common stock of the Company.

     4.5 Investment Representations.

          (a) Purchaser is an "Accredited Investor" as that term is defined in Rule 501(a) of Regulation D of the 33 Act, as amended, and is able to bear the economic risk of its purchase of the Common Stock for an indefinite period of time because the Common Stock is being issued and sold under exemptions from registration provisions of the 33 Act and under applicable state securities laws and, therefore, cannot be sold unless subsequently registered under the 33 Act or applicable state securities laws or an exemption from such registrations is available.

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          (b) Purchaser acknowledges that the shares of Common Stock have not been registered under the 33 Act, or qualified under the laws of any state, or any other applicable blue-sky laws in reliance, in part, on the representations and warranties herein. Purchaser understands that the Common Stock is being offered pursuant to the exemption from registration provided by Section 4(2) and 4(6) of the 33 Act, as amended. Purchaser is acquiring such shares of Common Stock for investment purposes for Purchaser's own account, and not for resale or with a view to distribution of all or any of shares of the Common Stock. No other person will have any direct or indirect beneficial interest in the Common Stock.

          (c) Purchaser understands that the Common Stock is, and will be, "Restricted Securities" under the federal securities laws in that such shares of Common Stock will be acquired from the Company in a transaction not involving a public offering, and that under such laws and applicable regulations such Common Stock may be resold without registration under the Act only in certain limited circumstances and that otherwise such Common Stock must be held indefinitely. In this connection, Purchaser represents that Purchaser understand the resale limitations imposed by the 33 Act and is familiar with Rule 144 of the 33 Act, as presently in effect, and the condition which must be meet in order for that rule to be available for resale of "Restricted Securities," including the requirement that the Purchaser Shares must be held for at least one year after purchase thereof from the Company prior to resale (two years in the absence of publicly available information about the Company) and the condition that there be available to the public current information about the Company under certain circumstances.

     4.6 Adequate Access to Personnel and Materials. During the negotiation of the transactions contemplated herein, the Purchaser and its representatives have been afforded access to the Company's corporate books, financial statements and records, have been afforded an opportunity to ask such questions of the Company's officers and Directors concerning the Company's business, operations, financial condition, assets, liabilities and other relevant matters, and have been given all such information as has been requested, in order to evaluate the merits and risks of the prospective investment contemplated herein.

                                   ARTICLE V.

                  COVENANTS AND OTHER AGREEMENTS OF THE PARTIES

     5.1 Registration Rights for Purchase Shares. The Common Stock issuable under this Agreement shall be subject to certain piggyback and demand registration rights as set forth in that certain Registration Rights Agreement, a copy of which is attached hereto as Exhibit 5.1.

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     5.2 Stock Certificate Legend. Each certificate representing Common Stock will be imprinted with a legend in substantially the following form:

          (i) "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state and may not be sold, transferred, hypothecated or otherwise assigned except pursuant to a registration statement with respect to such securities which is effective under such act and under any applicable state securities laws unless, in the opinion of counsel reasonably satisfactory to The Company, an exemption from the registration requirements of such act and state securities laws is available."

          (ii) Any legend required by applicable state securities laws.

                                   ARTICLE VI.

                               CLOSING CONDITIONS

     The obligation of each Purchaser to purchase the Common Stock on the Closing Date shall be subject to satisfaction of the following conditions on or prior to such date (unless otherwise specified below):

     6.1 Execution of this Agreement and All Related Documents. The Company and the Purchasers shall have duly authorized and executed copies of this Agreement, each Related Document and each other agreement, document or instrument related hereto or thereto required in connection with the consummation of the transactions contemplated hereby. This Agreement, each such Related Document and each other related agreement, document or instrument shall remain in full force and effect.

     6.2 The representations and warranties of the Company shall be true and correct in all material respects as of the date when made as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

     6.3 The Board of Directors of the Company shall have adopted resolutions authorizing the transactions contemplated by this Agreement which shall be in full force and effect without any amendment or supplement thereto as of the Closing Date.

     6.4 As of the Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of consummating the sale of the Common Stock hereunder.

     6.5 No event of default has occurred, or any event which, after notice and/or lapse of time, would become an event of default has occurred.

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     6.6 The Company shall have provided the Purchaser with the information requested by the Purchaser in connection with its due diligence requests made prior to the Closing.

                                  ARTICLE VII.

                                 INDEMNIFICATION

     7.1 In consideration of the Purchaser's execution and delivery of this Agreement acquiring the securities hereunder and in addition to all of the Company's other obligations under this Agreement and each Related Agreement, the Company shall defend, protect, indemnify and hold harmless the Purchaser and all of its affiliates, shareholders, officers, directors, employees and direct or indirect investors and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other certificate, instrument or document contemplated hereby or thereby, other than with respect to Indemnified Liabilities which directly and primarily result from the gross negligence or willful misconduct of the Indemnitee. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

                                  ARTICLE VIII.

                                EVENT OF DEFAULT

     8.1 Events of Default. An "Event of Default" shall be deemed to have occurred at any time as any of the following events occurs:

          (a) the suspension from trading or failure of the Common Stock to be listed on the Pink Sheets for a period of three (3) consecutive trading days.

          (b) the delisting of the Company's Common Stock from the Pink Sheets, provided, however, that the Common Stock is not immediately thereafter trading on the NASD OTC Bulletin Board, New York Stock Exchange, the Nasdaq National Market, the Nasdaq SmallCap Market, or the American Stock Exchange.

          (c) the failure for any reason by the transfer agent to issue Common Stock to the Purchasers within five (5) business days after the Closing Date.

          (d) the Company breaches any representation, warranty, covenant or other term or condition under this Agreement or any Related Agreement if such breach could have a Material Adverse Effect and except, in the case of a breach of a covenant which is reasonably curable, only if such breach continues for a period of at least ten (10) Trading Days.

          (e) any payment default under any contract whatsoever or any acceleration prior to maturity of any mortgage, indenture, contract or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or for money borrowed the repayment of which is guaranteed by the Company, whether such indebtedness or guarantee now exists or shall be created hereafter, which, with respect to any such payment default or acceleration prior to maturity, is in excess of $250,000.

          (f) if the Company pursuant to or within the meaning of any Bankruptcy Law; (i) commences a voluntary case, (ii) consents to the entry of an order for relief against it in an involuntary case, (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property, (iv) makes a general assignment for the benefit of its creditors,
     (v) becomes insolvent, or (vi) is generally unable to pay its debts as the same become due; or

          (g) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against the Company in an involuntary case, (ii) appoints a Custodian of the Company or for all or substantially all of its property, or (iii) orders the liquidation of the Company or any Subsidiary.

                                   ARTICLE IX.

                                   TERMINATION

     9.1 Termination. This Agreement may be terminated at any time prior to the
Closing:

          (a) by mutual consent of the Company and a majority in interest of the Purchasers;

          (b) by either the Company or the majority in interest of the Purchasers if the Closing shall not have occurred by February 10, 2005; provided, however, that the failure to consummate the transactions contemplated hereby is not a result of the failure by the party so electing to terminate this Agreement to perform any of its obligations hereunder.

          (c) By a majority in interest of the Purchasers at any time an event of default exists without any liability or payment to the Company. However, if pursuant to or within the meaning of any Bankruptcy Law, the Company commences a voluntary case or any Person commences a proceeding against the Company, a custodian is appointed for the Company or for all or substantially all of its property, or the Company makes a general assignment for the benefit of its creditors, (any of which would be an Event of Default as described in Sections 8(f) and 8(g) hereof) this Agreement shall automatically terminate without any liability or payment to the Company without further action or notice by any Person.

          (d) This Agreement shall automatically terminate on the date that the Company sells and the Purchaser completes the purchase of the Purchase Shares and Additional Shares, as provided herein, without any action or notice on the part of any party.

     9.2 Except as set forth in Section 9.1 (in respect of an Event of Default under Sections 8(f) and 8(g) and 9.1(d)), any termination of this Agreement pursuant to this Section 9.1 shall be effected by written notice from the Company to the Purchasers, or the Purchasers to the Company, as the case may be, setting forth the basis for the termination hereof. The representations and warranties of the Company and the Purchaser contained in this Agreement, the indemnification provisions set forth in Section 7.1 hereof and the agreements and covenants set forth in Section 10, shall survive any termination of this Agreement.

                                    ARTICLE X

                                  MISCELLANEOUS

     10.1 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     10.2 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

     10.3 Entire Agreement; Amendments and Waivers. This Agreement supersedes all other prior oral or written agreements between the Purchaser, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. Except as herein provided, this Agreement may be modified or amended only by a writing signed by the Company and by a majority in interest of the Purchasers.

     10.4 Understanding Among the Purchasers. The determination of each Purchaser to purchase the Common Stock pursuant to this Agreement has been made by such Purchaser independent of any other Purchaser and independent of any statements or opinions as to the advisability of such purchase or as to the properties, business, prospects or condition (financial or otherwise) of the Company and its Subsidiaries which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser. In addition, it is acknowledged by each of the other Purchasers that no other Purchaser has acted as an agent of such Purchaser in connection with making its investment hereunder and that no other person shall be acting as an agent of such Purchaser in connection with monitoring its investment hereunder.

     10.5 Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement or any Related Document shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid), mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, or sent by telecommunications facsimile. Such notices, demands and other communications shall be sent to the Company and the Purchasers at the addresses (or facsimile numbers) set forth on Schedule I hereto or to such other address (or facsimile number) or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

     10.6 No Assignment. The Purchasers shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company.

     10.7 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     10.8 Publicity. The Purchasers shall have the right to approve before issuance any press releases or any other public disclosure (including any filings with the SEC) with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Purchasers, to make any press release or other public disclosure (including any filings with the SEC) with respect to such transactions as is required by applicable law and regulations (although the Purchaser shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

     10.9 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     10.10 No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     10.11 Remedies, Other Obligations, Breaches and Injunctive Relief. The Purchaser's remedies provided in this Agreement shall be cumulative and in addition to all other remedies available to the Purchaser under this Agreement, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy of the Purchaser contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit the Purchaser's right to pursue actual damages for any failure by the Company to comply with the terms of this Agreement. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchaser and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

     10.12 Attorneys' Fees and Costs. If this Agreement gives rise to a lawsuit or other legal proceeding between any of the parties hereto, the prevailing party shall be entitled to recover court costs, necessary disbursements (including expert witnesses' fees) and reasonable attorneys' fees, in addition to any other relief such party may be entitled.

     10.13 Failure or Indulgence not Waiver. No failure or delay in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

     10.14 Governing Law; Jurisdiction; Jury Trial. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its shareholders, including without limitation all questions concerning the construction, validity, enforcement and interpretation of this Agreement or any other certificate, instrument or document contemplated hereby or thereby, shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any jurisdictions other than the State of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts of the State of Delaware, for the adjudication of any dispute hereunder or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

     10.15 Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

     IN WITNESS WHEREOF, the Purchasers have executed, or caused this Agreement to be executed by signing the attached Signature Page.


                                                KINGS ROAD ENTERTAINMENT, INC.



Dated: February 4, 2005                         /S/ Geraldine Blecker
                                                -------------------------------
                                                By:  Geraldine Blecker
                                                Its:  CEO and Secretary



Dated: February 4, 2005                         /S/ H. Martin De Frank
                                                -------------------------------
                                                By: Christian De Frank
                                                Its:  President and COO

                    STOCK PURCHASE AGREEMENT - SIGNATURE PAGE
------------------------------------------------------------------------------

     This page constitutes the Signature Page to the Stock Purchase Agreement. The undersigned represents to the Company that the Undersigned has read and understands the terms and conditions as set forth in the Stock Purchase Agreement and Related Agreement and agrees to be bound by such terms and conditions. It is expressly agreed that the parties may execute this Signature Page to the Stock Purchase Agreement in counter parts and via facsimile signature and such facsimile signature pages shall be treated as originals for all purposes.


Dated: February 4, 2005                         /S/ Geraldine Blecker


                                                The People Helpers Inc.


Dated: February 4, 2005                         /S/ Ardele J. Hudoklin
                                                -------------------------------
                                                By:  Ardele J. Hudoklin
                                                Title: President


                                                International Solutions Business
                                                Consulting GmbH

Dated: February 4, 2005                         /S/ Philip M. Holmes
                                                -------------------------------
                                                By:  Philip M. Holmes
                                                Title: Managing Director

                                   SCHEDULE I



                                            Amount              Shares
Purchaser's Name and Address              Purchased            Purchased
------------------------------------------------------------------------------
GERALDINE BLECKER                       $    35,000             350,000
Wetteraustr. 23
D-60389 Frankfurt, Germany

THE PEOPLE HELPERS INC.                 $    35,000             350,000
Attn: Ardele J. Hudoklin
224 East 14th St.,
New York, NY 10003

ISBC
International Solutions Business
Consulting GmbH                         $    80,000             800,000
Attn: Philip M. Holmes
Pastor-Klein-Str. 17D
D-56073 Koblenz, Germany

-------------------------------------------------------------------------------
TOTAL                                   $   150,000            1,500,000